Exhibit 99.16

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

Fixed Rate Mortgage Loan Characteristics Summary Report

Aggregate Current Principal Balance:
Number of Mortgage Loans:
Average Outstanding Principal Balance:
Average Original Loan Balance:
(1) Weighted Average Current Combined Loan-to-Value Ratio:
(1) Weighted Average Loan Rate:
(1) Weighted Average Original Term to Maturity (months):
(1) Weighted Average Remaining Term to Stated Maturity (months):
(1)(2) Weighted Average Credit Score:
:	Total
:	$14,837,182.37
:	150
:	$98,914.55
:	$100,929.81
:	82.81%
:	7.417%
:	323
:	313
:	661
:	Minimum
:
:
:	$5,467.96
:	$11,376.32
:	23.75%
:	4.000%
:	57
:	31
:	451
:	Maximum
:
:
:	$560,000.00
:	$560,000.00
:	115.21%
:	12.000%
:	360
:	360
:	769

(1) Weighted Average reflected in Total.
(2) 95.26% of the Fixed Rate Mortgage Loans have FICO Scores.

Product Type	Percent of Statistical Calculation Date Principal Balance

Fully Amortizing	94.74%
Balloon Payment	5.26

Total:	100.00%

Lien	Percent of Statistical Calculation Date Principal Balance

First	99.78%
Second	0.22

Total:	100.00%

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

Geographic Distribution	Percent of Statistical Calculation Date Principal Balance

Nevada	18.24%
Texas	17.52
California	12.53
New York	5.46
Arizona	5.39
Other	40.87

Total:	100.00%

Summary

Largest Zip Code Concentration:
:
FHA-VA Loans:
:
Seller Financed Loans:
:
Section 32 Loans:
:
Loans with Borrower PMI:
:
Loans with Lender PMI:
:
Loans with Prepayment Penalties:
: 96707
: 3.77%
:
: 0.00%
:
: 41.88%
:
: 0.00%
:
: 0.00%
:
: 0.00%
:
: 46.43%

Principal Balance Outstanding	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

$1 to $50,000	55	$1,743,534.90	11.75%
$50,001 to $100,000	46	3,095,059.89	20.86
$100,001 to $150,000	15	1,914,494.79	12.90
$150,001 to $200,000	15	2,650,275.96	17.86
$200,001 to $250,000	6	1,298,280.89	8.75
$250,001 to $300,000	7	1,885,352.46	12.71
$300,001 to $350,000	4	1,302,443.82	8.78
$350,001 to $400,000	1	387,739.66	2.61
$550,001 to $600,000	1	560,000.00	3.77

Total:	150	$14,837,182.37	100.00%

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

FICO Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

<= 0	12	$703,917.23	4.74%
441 to 460	1	96,826.15	0.65
461 to 480	2	128,776.62	0.87
481 to 500	3	82,420.76	0.56
501 to 520	6	376,732.68	2.54
521 to 540	3	111,043.61	0.75
541 to 560	9	372,089.51	2.51
561 to 580	7	528,540.07	3.56
581 to 600	9	718,451.34	4.84
601 to 620	19	1,287,731.37	8.68
621 to 640	12	1,066,030.24	7.18
641 to 660	15	1,398,057.32	9.42
661 to 680	9	1,894,643.80	12.77
681 to 700	17	2,062,524.46	13.90
701 to 720	10	1,211,296.93	8.16
721 to 740	7	983,089.79	6.63
741 to 760	7	1,189,738.50	8.02
761 to 780	2	625,271.99	4.21

Total:	150	$14,837,182.37	100.00%

(1)	Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

Original Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

49 to 60	4	$129,658.75	0.87%
61 to 72	1	14,348.35	0.10
85 to 96	2	43,470.81	0.29
97 to 108	1	26,205.56	0.18
109 to 120	14	754,713.25	5.09
121 to 132	1	36,443.65	0.25
133 to 144	5	140,051.70	0.94
145 to 156	3	93,378.08	0.63
157 to 168	1	54,428.26	0.37
169 to 180	16	568,475.90	3.83
181 to 192	1	40,501.92	0.27
193 to 204	1	40,073.91	0.27
229 to 240	8	524,592.99	3.54
241 to 252	2	100,261.60	0.68
265 to 276	1	45,588.20	0.31
289 to 300	3	243,226.45	1.64
301 to 312	3	261,010.58	1.76
313 to 324	1	138,958.22	0.94
337 to 348	3	261,873.29	1.76
349 to 360	79	11,319,920.90	76.29

Total:	150	$14,837,182.37	100.00%

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

Remaining Term to Stated Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

25 to 36	1	$7,987.33	0.05%
37 to 48	2	68,311.41	0.46
49 to 60	6	156,237.30	1.05
61 to 72	3	109,123.53	0.74
73 to 84	2	64,632.40	0.44
85 to 96	2	47,061.92	0.32
97 to 108	3	226,195.95	1.52
109 to 120	8	400,426.69	2.70
121 to 132	4	145,087.77	0.98
133 to 144	1	35,057.94	0.24
145 to 156	1	27,908.37	0.19
157 to 168	11	414,906.17	2.80
169 to 180	9	370,604.62	2.50
181 to 192	1	167,231.45	1.13
193 to 204	2	96,858.07	0.65
217 to 228	3	143,723.06	0.97
229 to 240	2	130,838.95	0.88
265 to 276	1	51,188.24	0.34
277 to 288	5	496,273.93	3.34
289 to 300	1	49,212.89	0.33
301 to 312	4	339,128.92	2.29
313 to 324	6	471,628.71	3.18
325 to 336	1	160,134.76	1.08
337 to 348	6	428,925.41	2.89
349 to 360	65	10,228,496.58	68.94

Total:	150	$14,837,182.37	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

Single Family	122	$10,104,556.54	68.10%
PUD	11	2,053,005.53	13.84
Condominium	5	1,029,381.43	6.94
3-Family	4	1,001,901.79	6.75
2-Family	5	346,612.82	2.34
4-Family	1	195,641.23	1.32
Townhouse	2	106,083.03	0.71

Total:	150	$14,837,182.37	100.00%

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

Primary	118	$10,223,936.20	68.91%
Investment	29	4,102,416.06	27.65
Second Home	3	510,830.11	3.44

Total:	150	$14,837,182.37	100.00%

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

Purchase	138	$12,587,526.30	84.84%
Equity Refinance	10	1,881,397.47	12.68
Rate/Term Refinance	2	368,258.60	2.48

Total:	150	$14,837,182.37	100.00%

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

Range of Current Mortgage Loan Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

3.501% to 4.000%	1	$19,465.65	0.13%
4.501% to 5.000%	5	543,967.59	3.67
5.001% to 5.500%	2	225,588.20	1.52
5.501% to 6.000%	10	1,485,702.52	10.01
6.001% to 6.500%	10	2,098,012.77	14.14
6.501% to 7.000%	19	2,046,453.07	13.79
7.001% to 7.500%	13	1,497,539.39	10.09
7.501% to 8.000%	38	3,819,553.77	25.74
8.001% to 8.500%	13	1,376,121.29	9.27
8.501% to 9.000%	11	653,125.91	4.40
9.501% to 10.000%	14	570,457.06	3.84
10.001% to 10.500%	3	128,535.71	0.87
10.501% to 11.000%	4	135,418.73	0.91
11.001% to 11.500%	4	126,775.97	0.85
11.501% to 12.000%	3	110,464.74	0.74

Total:	150	$14,837,182.37	100.00%

Range of Current Combined Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

20.01% to 30.00%	1	$21,335.10	0.14%
30.01% to 40.00%	3	83,408.32	0.56
40.01% to 50.00%	4	68,397.51	0.46
50.01% to 60.00%	4	252,534.85	1.70
60.01% to 70.00%	11	1,233,372.15	8.31
70.01% to 80.00%	37	7,279,083.38	49.06
80.01% to 90.00%	34	1,775,080.30	11.96
90.01% to 100.00%	54	3,979,376.75	26.82
100.01% to 110.00%	1	70,865.08	0.48
110.01% to 120.00%	1	73,728.93	0.50

Total:	150	$14,837,182.37	100.00%

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C-BASS C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8 CDDOCLEVEL in 'NO'	Merrill Lynch & Co. 150 records Balance: 14,837,182

State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

Nevada	13	$2,705,769.20	18.24%
Texas	52	2,599,093.97	17.52
California	9	1,859,821.18	12.53
New York	10	809,462.14	5.46
Arizona	5	799,657.50	5.39
Maryland	4	631,794.23	4.26
Indiana	9	577,532.44	3.89
Hawaii	1	560,000.00	3.77
Rhode Island	2	427,501.79	2.88
Florida	4	376,886.57	2.54
Massachusetts	1	292,800.00	1.97
New Jersey	1	281,600.00	1.90
Georgia	2	266,180.06	1.79
Ohio	4	253,111.54	1.71
Idaho	3	241,828.19	1.63
Virginia	2	212,235.02	1.43
Arkansas	2	208,947.09	1.41
Utah	1	208,123.84	1.40
Illinois	1	204,126.26	1.38
Colorado	2	198,824.71	1.34
Connecticut	1	195,641.23	1.32
Oklahoma	4	135,417.64	0.91
Tennessee	2	118,000.90	0.80
Louisiana	1	117,504.33	0.79
Alabama	2	112,758.88	0.76
New Mexico	1	96,826.15	0.65
North Carolina	3	83,163.89	0.56
Washington	2	65,047.14	0.44
West Virginia	2	62,688.36	0.42
Alaska	1	51,188.24	0.34
Missouri	1	34,149.08	0.23
Michigan	1	26,205.56	0.18
Iowa	1	23,295.24	0.16

Total:	150	$14,837,182.37	100.00%

Loan Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

No Documentation	150	$14,837,182.37	100.00%

Total:	150	$14,837,182.37	100.00%

Performance Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

Current	150	$14,837,182.37	100.00%

Total:	150	$14,837,182.37	100.00%

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Fixed Rate Mortgage Loans Outstanding

6 months	2	$395,641.23	2.67%
12 months	2	427,578.03	2.88
24 months	13	2,825,147.16	19.04
36 months	14	2,892,619.33	19.50
60 months	2	348,000.00	2.35
No Prepayment Penalties	117	7,948,196.62	53.57

Total:	150	$14,837,182.37	100.00%